Exhibit 99.1

CONSENT AND AGREEMENT

THIS CONSENT AND AGREEMENT dated as of October 9, 2013 (this “Agreement”), is entered into among UNIFIED GROCERS, INC., INC., a California corporation (the “Borrower”), the Lenders party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for Lenders (in such capacity, “Administrative Agent”).

PRELIMINARY STATEMENTS

Borrower, Lenders and Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of June 28, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

Borrower has requested that Administrative Agent and Lenders consent to the inclusion of suppressed availability for limited purposes and for a limited period, as more specifically set forth herein and, subject to the terms and conditions set forth herein, Administrative Agent and each of Lenders party hereto have agreed to grant such request of Borrower.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. Except as otherwise provided herein, all capitalized undefined terms used in this Agreement (including, without limitation, in the introductory paragraph and the preliminary statements hereto) shall have the meanings assigned thereto in the Credit Agreement.

2. Consent. Subject to, and in accordance with the terms and conditions set forth herein, Agent and the Lenders hereby consent and agree that solely for the period starting on and including October 15, 2013 and ending on and including January 15, 2014 (the “Suppressed EA Period”), “Suppressed Excess Availability” (as defined below) shall replace “Excess Availability” for purposes of determining: (a) the triggering of financial covenant testing in Section 7.6 of the Credit Agreement and the definition of Financial Covenant Period as used therein, (b) the triggering of cash dominion in Section 11(c) of the Security Agreement and the definition of Financial Covenant Period as used therein and (c) the frequency of collateral reporting in Schedule 6.1 to the Credit Agreement and the definition of Weekly Borrowing Base Period as used therein. Furthermore, the Borrower shall report Suppressed Excess Availability, in addition to Excess Availability, in each Compliance Certificate covering any period ending during the Suppressed EA Period. For purposes of this Agreement:

(a) “Suppressed Excess Availability” shall mean, as of any date of determination, the amount equal to the sum of Availability plus Suppressed Availability; and

(b) “Suppressed Availability” shall mean, as of any date of determination, the greater of (a) zero and (b) the lesser of (i) the difference obtained by subtracting the Maximum Revolver Amount from the Borrowing Base and (ii) $25,000,000.

3. Conditions to Effectiveness. This Agreement shall be effective as of the date hereof upon satisfaction of each of the following conditions:

(a) Executed Agreement. Administrative Agent shall have received counterparts of this Agreement executed by Borrower, the Required Lenders and Administrative Agent.

(b) Guarantor Acknowledgement. Administrative Agent shall have received counterparts of the Guarantor Acknowledgement attached hereto as Exhibit A executed by Guarantors.

(c) Consent Fees. Borrower shall have paid to Administrative Agent, for the pro rata account of each Lender (including Wells Fargo Bank, National Association) that consents to this Agreement, a consent fee equal to 0.025% (2.5 basis points) times the Revolving Loan Commitments.

(d) Other Documents. Administrative Agent shall have received such other instruments, documents and certificates as Administrative Agent shall reasonably request in connection with the execution of this Agreement.

4. Effect of the Agreement. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. Except as expressly set forth herein, this Agreement shall not be deemed (a) to be a waiver of, or consent to, a modification of or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any other right or rights which Administrative Agent or Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with Borrower or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of Lenders or Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among any Loan Party, on the one hand, and Administrative Agent or any other Lender, on the other hand. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

5. Representations and Warranties/No Default. By its execution hereof, Borrower hereby represents and warrants as follows:

(a) As to each Loan Party, the execution, delivery, and performance by such Loan Party of this Agreement and each other document executed in connection herewith to which it is a party have been duly authorized by all necessary action on the part of such Loan Party.

(b) This Agreement and each other document executed in connection herewith has been duly executed and delivered by each Loan Party that is a party thereto and is the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

(c) The representations and warranties of Borrower and its Subsidiaries set forth in the Credit Agreement and in the other Loan Documents are true, correct and complete in all material respects on and as of the date hereof, to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall be true, correct and complete in all material respects on and as of such earlier date; provided that if a representation and warranty is qualified as to materiality, the materiality qualifier set forth above shall be disregarded with respect to such representation and warranty.

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(d) No Default or Event of Default has occurred or is continuing or would result after giving effect to the transactions contemplated by this Agreement.

6. Reaffirmations. Borrower (a) agrees that the transactions contemplated by this Agreement shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, the Credit Agreement and each other Loan Document to which it is a party, (b) confirms and reaffirms its obligations under the Credit Agreement and each other Loan Document to which it is a party and (c) agrees that the Credit Agreement and each other Loan Document to which it is a party remain in full force and effect and are hereby ratified and confirmed.

7. Miscellaneous.

(a) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA. Without limiting the general applicability of the foregoing and the terms of the other Loan Documents to this Agreement and the parties hereto, the terms of Sections 10.15, 10.17 and 10.18 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.

(b) Loan Document. This Agreement shall constitute a “Loan Document” under and as defined in the Credit Agreement.

(c) Counterparts; Electronic Execution. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement

(d) Severability. If any provision of any of this Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

(e) Entirety. This Agreement, the other Loan Documents and the other documents relating to the Obligations represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Loan Documents, any other documents relating to the Obligations, or the transactions contemplated herein and therein.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

UNIFIED GROCERS, INC., as Borrower

/s/ Christine Neal
Name: Christine Neal
Title: Senior Vice President

Unified Grocers, Inc.

Consent and Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

/s/ Patrick McCormack
Name: Patrick McCormack
Title: Vice President

Unified Grocers, Inc.

Consent and Agreement

BANK OF AMERICA, N.A., as a Lender

/s/ Steven W. Sharp
Name: Steven W. Sharp
Title: Senior Vice President

Unified Grocers, Inc.

Consent and Agreement

BANK OF MONTREAL, as a Lender

/s/ Jason Hoefler
Name: Jason Hoefler
Title: Director

Unified Grocers, Inc.

Consent and Agreement

UNION BANK, N.A.,
as a Lender

/s/ Peter Ehlinger
Name: Peter Ehlinger
Title: Vice President

Unified Grocers, Inc.

Consent and Agreement

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

/s/ Suzanne S. Fitzgerald
Name: Suzanne S. Fitzgerald
Title: Relationship Manager

Unified Grocers, Inc.

Consent and Agreement

BANK OF THE WEST,
as a Lender

/s/ Nino Cordoves
Name: Nino Cordoves
Title: Vice President

Unified Grocers, Inc.

Consent and Agreement

EXHIBIT A

GUARANTOR ACKNOWLEDGMENT

THIS GUARANTOR ACKNOWLEDGEMENT, dated as of October 9, 2013, is delivered by the undersigned (“Guarantors”) in connection with that certain Consent and Agreement dated as of the date hereof (the “Agreement”), among UNIFIED GROCERS, INC., INC., a California corporation (“Borrower”), the lenders party thereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for Lenders (in such capacity, “Administrative Agent”). Capitalized undefined terms used herein shall have the meanings assigned thereto in the Credit Agreement referred to in the Agreement.

Guarantors previously executed that certain Amended and Restated Subsidiary Guaranty dated as of June 28, 2013 (the “Guaranty”) in favor of Administrative Agent guaranteeing the obligations of Borrower. The undersigned hereby (a) acknowledge the execution and delivery of the Agreement, (b) confirm and agree that the guaranties under the Guaranty are, and shall continue to be, in full force and effect, and (c) hereby ratify and confirm in all respects their obligations under the Guaranty and each other Loan Document.

CROWN GROCERS, INC.

/s/ Christine Neal
Name: Christine Neal
Title: Senior Vice President

MARKET CENTRE

/s/ Christine Neal
Name: Christine Neal
Title: Senior Vice President

UNIFIED INTERNATIONAL, INC.

/s/ Christine Neal
Name: Christine Neal
Title: Senior Vice President

Unified Grocers, Inc.

Guarantor Acknowledgement to Consent and Agreement